SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 5, 1999
                                                  ------------------------------

                                 Uniflex, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                         1-6339                   11-2008652
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(State or Other Jurisdiction   (Commission            (IRS Employer
     of Incorporation)         File Number)          Identification No.)


                383 West John Street, Hicksville, New York 11802
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (516) 997-7300
                                                    ----------------------------

                                      N/A
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          (Former Name or Former Address, if changed since Last Report)

                  Item 5.           Other Events.
                                    -------------

                  On March 5, 1999, Uniflex, Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger and Recapitalization (the Merger Agreement") with Uniflex Acquisition Corp., a Delaware corporation ("NEWCO"), an entity formed by RFE Investment Partners, a New Canaan, Connecticut-based private equity firm.

                  Pursuant to the Merger Agreement, and subject to the terms and conditions of the Merger Agreement, pursuant to a statutory merger, NEWCO will merge with and into the Company, with the Company as the surviving corporation in the merger (the "Merger") and all of the capital stock of NEWCO being converted into common stock of the Company. The Merger Agreement provides that the holders of the Company's issued and outstanding common stock and stock options (exclusive of the shares of common stock to be retained as described below) will be entitled to receive $7.57 per share of common stock and an average of $4.09 per stock option for options the exercise price of which is less than $7.57 per share, based upon 128,700 such options outstanding and a weighted average exercise price thereof of $3.48 per share. In addition, there are 30,000 options currently outstanding for which the exercise price exceeds $7.57 per share. Upon consummation of the Merger, (i) CMCO, Inc. and its affiliates that currently own 300,158 shares of common stock of the Company will retain all of their shares of common stock of the Company and (ii) certain officers, directors and employees of the Company will retain no less than 322,000 shares of Common Stock of the Company owned by them. The transaction is expected to be treated as a recapitalization for financial reporting purposes.

                  There can be no assurance that the Merger will be consummated. The consummation of the Merger is contingent upon a number of conditions, including approval of the transaction by the stockholders of the Company and the completion by NEWCO of debt and equity financing sufficient to complete the Merger and any regulatory approvals. The Company proposes to distribute a proxy statement to its stockholders for the approval at a stockholders' meeting of the Merger Agreement and the transactions contemplated thereby.

                  The Merger Agreement and the press release issued by the Company in connection therewith are filed herewith as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits.


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
                  (c)     Exhibits:
                          ---------

                          2.1 Agreement and Plan of Merger and Recapitalization, dated March 5, 1999, by and between Uniflex, Inc., a Delaware corporation, and Uniflex Acquisition Corp., a Delaware corporation.

                         99.1 Press Release issued by Uniflex, Inc. on March 8, 1999.

                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIFLEX, INC.



Dated: March 8, 1999                      By: /s/ Robert K. Semel, President
                                              ----------------------------------
                                              Robert K. Semel, President


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


                                  EXHIBIT INDEX


     Exhibit No.
     -----------

         2.1 Agreement and Plan of Merger and Recapitalization, dated March 5, 1999, by and between Uniflex, Inc., a Delaware corporation, and Uniflex Acquisition Corp., a Delaware corporation.

        99.1             Press Release issued by Uniflex, Inc. on March 8, 1999.


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